Segment Reporting	12 Months Ended
Dec. 31, 2021
Segment Reporting [Abstract]
Segment Reporting
Note 18 - Segment Reporting
The Company manages its business on the basis of one operating segment and one reportable segment. As a result, the chief operating decision maker, who is the Chief Executive Officer, decides how to allocate resources and assess performance, reviews financial information presented on a consolidated basis for purposes of making operating decisions, allocates resources and evaluates financial performance.
Net sales by geographic region were as follows for the periods indicated:

	Year Ended December 31,
(in thousands)	2021	2020	2019
Americas	$169,426	$81,453	$122,396
Asia-Pacific	43,701	14,464	15,802
Europe, the Middle East and Africa	46,959	23,175	28,425

Total net sales	$260,086	$119,092	$166,623

As of December 31, 2021 and 2020 substantially all of the Company’s property, plant and equipment was held in the United States.